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[LOGO OF METLIFE]                             INDIVIDUAL VARIABLE ANNUITY APPLICATION                 SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)             Marquis Portfolios(SM) is a            FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166              service mark of Morgan Stanley               Policy Service Office: P.O. Box 10366
                                                     Smith Barney Holdings LLC                           Des Moines, Iowa 50306-0366
                                                   and is used under license to                                For Express Mail Only
                                            First MetLife Investors Insurance Company.               . 4700 Westown Parkway Ste. 200
                                                                                                      West Des Moines, IA 50266-2266
Marquis Portfolios(SM)                                                                           FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.


                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name          (First)              (Middle)         (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

3. JOINT OWNER


                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name          (First)              (Middle)         (Last)

                                                                             Relationship to Owner ________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________


4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 Relationship                                       Date of Birth        Social Security Number   %

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______          Make Check Payable to First
                                                                                                 MetLife Investors Insurance Company
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                           $25,000 Non-Qualified
                                                                                             $25,000 Qualified

6402 (2/11)                                                  [BAR CODE]                                                      APPMPNY
                                                                                                                            APR 2012
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RIDERS

7. BENEFIT RIDERS (subject to age restrictions)                   10. AGENT'S REPORT

These riders may only be chosen at time of application. PLEASE    Does the applicant have any existing life insurance policies or
NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE  annuity contracts? [_] Yes [_] No
ELECTED THESE OPTIONS MAY NOT BE CHANGED.
                                                                  Is this annuity being purchased to replace any existing life
     DEATH BENEFIT RIDERS (Check one. If no election is made,     insurance or annuity policy(ies)? [_] Yes [_] No
     the Principal Protection option will apply.)
                                                                  If "Yes" to either applicable disclosure and replacement forms
     [_]  Principal Protection                                    must be attached.

     [_]  Annual Step-up

SIGNATURES

8. REPLACEMENTS                                                   ----------------------------------------------------------------
                                                                                          AGENT'S SIGNATURE
Does the applicant have any existing life insurance policies or annuity contracts? [_] Yes [_] No

Is this annuity being purchased to replace any existing life      ----------------------------------------------------------------
insurance or annuity policy(ies)? [_] Yes [_] No                                                Phone

If "Yes" to either applicable disclosure and replacement forms must be attached.
                                                                  ----------------------------------------------------------------
9. ACKNOWLEDGEMENT AND AUTHORIZATION                                                   Agent's Name and Number

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to
the best of my (our) knowledge and belief and are made as the     ----------------------------------------------------------------
basis of my (our) application. I (We) acknowledge receipt of the                      Name and Address of Firm
current prospectus of First MetLife Investors Insurance Company,
First MetLife Investors Variable Annuity Account One.
PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
                                                                  ----------------------------------------------------------------
                                                                                       State License ID Number


----------------------------------------------------------------
   (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)    ----------------------------------------------------------------
                                                                                        Client Account Number

                                                                  Home Office Program Information:
----------------------------------------------------------------  -------------------------------
                 (JOINT OWNER SIGNATURE & TITLE)
                                                                  Once selected, the option cannot be changed.

                                                                  Option A __________
----------------------------------------------------------------
          (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)

Signed at ______________________________________________________
                     (City)                    (State)

Date ___________________________________________________________


6402 (2/11)                                                   Page 2                                                      APPMPNY
                                                                                                                          APR 2012
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1.   PURCHASE PAYMENT ALLOCATION (SIGNATURE(S) REQUIRED ON LAST PAGE OF THIS FORM)

1.   PURCHASE PAYMENT ALLOCATION

Choose from the portfolios listed below. Indicate the percentage each portfolio should receive. Unless otherwise directed, subsequent purchase payments will also be allocated as shown. Allocations must be whole percentages and total 100%.

                                                       Purchase                                                          Purchase
                                                        Payment                                                           Payment
                                                      Allocation                                                        Allocation

American Funds Global Growth Fund                       ______%   Legg Mason Western Asset Variable Global High Yield     ______%
American Funds Growth Fund                              ______%      Bond Portfolio
American Funds Growth-Income Fund                       ______%   Loomis Sayles Small Cap Core Portfolio                  ______%
BlackRock Bond Income Portfolio                         ______%   Lord Abbett Mid Cap Value Portfolio                     ______%
BlackRock High Yield Portfolio                          ______%   Met/Dimensional International Small Company             ______%
BlackRock Large Cap Core Portfolio                      ______%      Portfolio
BlackRock Legacy Large Cap Growth Portfolio             ______%   Met/Eaton Vance Floating Rate Portfolio                 ______%
BlackRock Money Market Portfolio                        ______%   Met/Franklin Mutual Shares Portfolio                    ______%
Clarion Global Real Estate Portfolio                    ______%   Met/Templeton Growth Portfolio                          ______%
Davis Venture Value Portfolio                           ______%   MFS(R) Emerging Markets Equity Portfolio                ______%
Dreman Small Cap Value Portfolio                        ______%   MFS(R) Research International Portfolio                 ______%
FI Value Leaders Portfolio                              ______%   MFS(R) Total Return Portfolio                           ______%
Harris Oakmark International Portfolio                  ______%   MFS(R) Value Portfolio                                  ______%
Invesco Small Cap Growth Portfolio                      ______%   Morgan Stanley Mid Cap Growth Portfolio                 ______%
Janus Forty Portfolio                                   ______%   Neuberger Berman Genesis Portfolio                      ______%
Jennison Growth Portfolio                               ______%   PIMCO Inflation Protected Bond Portfolio                ______%
Lazard Mid Cap Portfolio                                ______%   PIMCO Total Return Portfolio                            ______%
Legg Mason ClearBridge Aggressive Growth Portfolio      ______%   Pioneer Fund Portfolio                                  ______%
Legg Mason ClearBridge Variable Appreciation            ______%   Pioneer Strategic Income Portfolio                      ______%
    Portfolio                                                     RCM Technology Portfolio                                ______%
Legg Mason ClearBridge Variable Large Cap Value         ______%   T. Rowe Price Large Cap Value Portfolio                 ______%
   Portfolio                                                      Templeton Foreign Securities Fund                       ______%
Legg Mason ClearBridge Variable Small Cap Growth        ______%   Third Avenue Small Cap Value Portfolio                  ______%
   Portfolio                                                      Van Kampen Comstock Portfolio                           ______%
                                                                  Western Asset Management U.S. Government Portfolio      ______%

                                                                                                                          ------
                                                                     TOTAL MUST EQUAL 100%                                ______%

2. REBALANCING PROGRAM (OPTIONAL) - SIGNATURE(S) REQUIRED IN SECTION 8 AT THE END OF THIS FORM

THE REBALANCING PROGRAM IS ONLY AVAILABLE IF MORE THAN ONE PORTFOLIO IS SELECTED.

When checked below, I authorize First MetLife Investors Insurance Company to automatically rebalance my investment portfolios to the allocation percentage levels selected in Section 1 above, or as I may otherwise direct by Notice to you.

Frequency: [_] Monthly [_] Quarterly [_] Semiannually [_] Annually

If the rebalancing transfer date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to First MetLife Investors Insurance Company.

ADMINVA-MPNY (2/12)                                           Page 3                                                      APR 2012
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3. SYSTEMATIC WITHDRAWAL PROGRAM (OPTIONAL) - SIGNATURE(S) REQUIRED IN SECTION 8 AT THE END OF THIS FORM

DO NOT COMPLETE FOR REQUIRED MINIMUM DISTRIBUTIONS (RMDS) - USE SEPARATE RMD FORM OR CONTACT ANNUITY SERVICE
OFFICE.

A.   SOURCE: I authorize Systematic Withdrawals (minimum $100) from my Account Value to commence as indicated below (check one).

     IMPORTANT: PLEASE REVIEW YOUR CONTRACT AND/OR PROSPECTUS FOR DETAILED INFORMATION REGARDING EARLY WITHDRAWAL PENALTIES AND
     OTHER WITHDRAWAL PROVISIONS.

     [_]  $______________ Pro rata from active investment portfolios. A maximum of an amount equal to 10% of purchase payments may be withdrawn annually under this program.

B.   FREQUENCY: [_] Monthly [_] Quarterly

     [_]  Start at Issue [_] Start Date: _______________________ (Please pick a day, 1-28.) (If no day is chosen, default date will be monthly contract date.)

C.   IMPORTANT TAX INFORMATION - Withdrawals will not be taxed under special exclusion ratio rules applicable to annuity payments.
     A 10% Federal tax penalty may be assessed against distributions if the Owner is under age 591/2. You should consult your tax advisor regarding your personal situation. IF NO SELECTION IS MADE BELOW, THE COMPANY WILL WITHHOLD THE MINIMUM AMOUNT
     REQUIRED BY THE IRS. If applicable, a State Income Tax election will be made as elected below for Federal Income Tax withholding.

CHOOSE ONE: [_] Do not withhold Federal Income Taxes [_] Withhold $____________ or ________%

D.   PAYMENTS: Payments will be made to the owner. When completed below I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal. When receiving funds via Electronic Funds Transfer, it may take up to three business days for the funds to appear in your bank account.

     Bank/Brokerage Name: ________________________________________________________________________________________________________

     Bank/Brokerage Street Address: ____________________________________________ City, ST ZIP:____________________________________

     Account Number: __________________ ABA Routing Number: ________________ [_] Checking (please attach a voided check) [_] Savings

4.   METLIFE EDELIVERY(R)

I authorize MetLife to send documents electronically regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates. I have received, read and agree to the terms of the MetLife eDelivery(R) Disclosure Agreement, which contains important information concerning this service. Election of this option means prospectuses and, if applicable, fund reports and other informational documents will be delivered to you electronically.

[_] Yes [_] No

If "Yes" is selected, please provide the following email address(es) below. Use the Special Requests section if more space is required.

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] Annuitant

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] Owner
                                                                                                    (if different than Annuitant)

[_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] [_] Joint Owner (if applicable)

5. AUTOMATIC PAYMENT PROGRAM (OPTIONAL) - SIGNATURE(S) REQUIRED IN SECTION 8 BELOW

When checked below, I authorize Metropolitan Life Insurance Company, under agreement with First MetLife Investors Insurance
Company, to initiate debit entries from my bank account as instructed by the completed Automatic Payment (AP) Account Agreement form (7252 MLIAUTOPAY) which has been included with this application. I also acknowledge that I have received a copy of the
Automatic Payment (AP) Account Agreement form.

[_] Please enroll me in the Automatic Payment Program


ADMINVA-MPNY (2/12)                                           Page 4                                                      APR 2012
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6. SPECIAL REQUESTS - SIGNATURE(S) REQUIRED IN SECTION 8 BELOW


7. TRUSTEE CERTIFICATION REQUIREMENT

If Owner is a trust, please complete the Trustee Certification Form ("ANNTRUSTEECERT") and submit it with this application.

8. SIGNATURES

I understand there is no additional tax benefit obtained by funding an IRA with a variable annuity.

I FURTHER ACKNOWLEDGE THAT I HAVE RECEIVED METLIFE'S CUSTOMER PRIVACY NOTICE.

   Under penalties of perjury, I, the Owner, certify that:

   . The number shown in this application is my correct taxpayer identification number, and

   . I am not subject to backup withholding because

     (a) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends.

         OR

     (b) The IRS has notified me that I am not subject to backup withholding.

         (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING
         INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

   . I am a U.S. citizen or a U.S. resident alien for tax purposes.

     (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE
     FORM W-8BEN).

   The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.


---------------------------------------------------------------   ----------------------------------------------------------------
Name of Owner & Title (please print)                              Name of Joint Owner & Title (please print)


---------------------------------------------------------------   ----------------------------------------------------------------
Signature of Owner                                                Signature of Joint Owner


---------------------------------------------------------------   ----------------------------------------------------------------
E-mail Address                                                    Date


ADMINVA-MPNY (2/12)                                           Page 5                                                      APR 2012
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